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                                                                    Exhibit 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

               THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is executed effective as of April 24, 2002, by and between IndyMac Bancorp, Inc. ("Employer") and Michael W. Perry ("Officer").

               WHEREAS, Employer and Officer entered into an employment agreement effective as of February 1, 2002 (the "Employment Agreement"); and

               WHEREAS, Employer and Officer desire to amend certain provisions of the Employment Agreement relating to the grant of stock options and performance options as set forth herein.

               NOW, THEREFORE, the parties agree to amend the Employment Agreement, effective as of the date hereof, as follows:

               1. The first paragraph of Section 4(c) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

                      "(c) STOCK OPTIONS. Subject to shareholder approval of the 2002 Plan, Employer shall grant to Officer a stock option grant of 1,000,000 shares of Employer's common stock (the "Option") on May 1, 2002 (the "Grant Date") and such Option shall be designated as an "incentive stock option" (within the meaning of Code Section 422) to the maximum extent permitted under Code Section 422. The Option shall have a per share exercise price equal to the Fair Market Value (as defined in the 2002 Plan) of the common stock on the Grant Date and a ten (10) year stated term. Twenty percent (20%) of the shares subject to the Option shall vest on the first anniversary of the Grant Date and on each December 31 thereafter, provided Officer is then employed by, or otherwise provides services to, Employer, IndyMac Bank or an affiliate, beginning on May 1, 2003 so that all the shares subject to the Option shall be vested on December 31, 2006."

               2. This Amendment shall be and is hereby incorporated in and forms a part of the Employment Agreement.

               3. Except as set forth herein, the Employment Agreement shall remain in full force and effect.


                            [Signature Page Follows]


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         INDYMAC BANCORP, INC.:

                                         By:  /s/ David S. Loeb
                                            --------------------------------
                                         Name:  David S. Loeb
                                              ------------------------------
                                         Title:  Chairman of the Board
                                               -----------------------------

                                         OFFICER:

                                         /s/ Michael W. Perry
                                         ------------------------------------
                                         Michael W. Perry
                                         in his individual capacity